SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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                        Date of Report: December 30, 2005


                             Paradigm Holdings, Inc.
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               (Exact Name of Registrant as Specified in Charter)

            Wyoming                      0-9154                  83-0211506
            -------                      ------                  ----------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

 2600 Towers Oaks Boulevard, Suite 500, Rockville, Maryland          20852
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          (Address of principal executive offices)                 (Zip code)

Registrant's telephone number, including area code:             (301) 468-1200
                                                                --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

      Effective as of December 15, 2005, the Board of Directors of Paradigm Holdings, Inc., a Wyoming corporation (the "Company") granted options (the "Options") to acquire shares of the Company's common stock, par value $0.01 per share to the below listed individuals. The options were vested as of December 15, 2005, have an exercise price equal to $1.70 per share, and expire on December 14, 2015. The Options shall not be exercisable unless a registration statement with respect to the Options is effective or Paradigm Holdings has determined that such registration is unnecessary. The Options are not intended to be incentive stock Options under Section 422 of the Internal Revenue Code of 1986, as amended and will be interpreted accordingly.

                                                                               NUMBER OF
INDIVIDUAL             TITLE                                                   OPTIONS
---------------------  -----------------------------------------------------   ----------
Frank Ryan             Director                                                 40,000
John Moore             Director                                                 40,000
Edwin Avery            Director                                                 40,000
Frank Jakovac          President, Chief Operating Officer and Director         800,000
Richard Sawchak        Chief Financial Officer                                 200,000
Harry Kaneshiro        Executive Vice-President                                100,000
Stephen Murray         Senior Vice-President                                   100,000
Robert Valli           Vice-President, Business Development                     75,000
Russell Blackwell      Vice-President, Product and Professional Services        75,000
Lori Ermi              Vice-President                                           75,000



      In addition, the Company granted an aggregate of 577,000 Options to 34 other employees of the Company.




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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: January 17, 2006            PARADIGM HOLDINGS, INC.

                                  By:      /s/ Raymond Huger
                                  Name:    Raymond Huger
                                  Its:     Chairman and Chief Executive Officer



















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